FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


        This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT
AGREEMENT (this "Amendment") is entered into as of October 9, 1997, by and among KOMAG, INCORPORATED, a Delaware corporation ("Borrower"), the banks from time to time party thereto, together with their respective successors and assigns (each a "Bank" and collectively the "Banks"), and BANKBOSTON, N.A., a national banking association ("BankBoston"), as agent for the Banks (in such capacity, the "Agent"), with reference to the following facts:

        A. The Borrower, the Banks, and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 20, 1997, by and among the Borrower, the Banks, and the Agent (the "Credit
Agreement"). The Credit Agreement and all related and supporting documents collectively are referred to in this Amendment as the "Loan Documents."

        B. The parties desire to amend certain provisions contained in the Credit Agreement as set forth below.

        NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

        1. Defined Terms. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

        2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                (a)     The following defined term shall be added to
Section 1.1 in its  proper alphabetical order:

                "'Net Profit Margin': Net income for any fiscal month of Borrower, divided by net sales for such fiscal month, excluding equity in net income or loss of Asahi Komag Co., Ltd."

                (b) Section 2.1(c) is hereby amended to read as follows from and after the effective date of this Amendment:

                "Facility Fee. Borrower agrees to pay to the Agent, for the pro rata benefit of the Banks in accordance with their respective Commitment Percentages, a facility fee based on the Aggregate Commitment at the following rates, each of which shall be calculated on the basis of a 360-day year for the actual days elapsed beginning on the Closing Date, payable in arrears at the end of each calendar quarter following the Closing Date. Said rates shall be calculated quarterly based on Borrower's performance for the immediately preceding quarter for which Borrower has provided information to the Agent regarding the calculation of the rate and shall be effective five (5) Business Days following the Agent's receipt of such financial statements and the officer's certificate required to be delivered in connection therewith pursuant to Section 6.1(a); provided that if Borrower shall not have timely delivered its financial statements in accordance with Section 6.1(a) (after giving effect to any grace period set forth in Section 7.1(c)), then commencing on the date upon which such financial statements should have been delivered and continuing until such financial statements are actually delivered, it shall be assumed for purposes of determining said rates that Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .25 to 1.0.

                If Borrower's Consolidated Funded Debt to Consolidated Capital is less than .15 to 1.0: the facility fee shall be 20 basis points per annum;

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .15 to 1.0 but less than .25 to 1.0: the facility fee shall be 25 basis points per annum; and

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .25 to 1.0: the facility fee shall be 30 basis points per annum;

        provided, that upon Borrower's achievement of a cumulative average Net Profit Margin for any fiscal six (6) month period commencing on or after August 25, 1997 of at least five percent (5%), as demonstrated by Borrower's consolidated balance sheet for itself and its Consolidated Subsidiaries as at the end of such fiscal six (6) month period and the related consolidated statements of income, stockholders' equity and statement of cash flows for such fiscal six (6) month period, which statements are certified by a duly authorized officer of Borrower as being fairly stated in all material respects subject to year end adjustments, the facility fee shall be reduced to the following rates:

                If Borrower's Consolidated Funded Debt to Consolidated Capital is less than .15 to 1.0: the facility fee shall be 17.5 basis points per annum;

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .15 to 1.0 but less than .25 to 1.0: the facility fee shall be 22.5 basis points per annum; and

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .25 to 1.0: the facility fee shall be
27.5 basis  points per annum;

        provided, further, that upon Borrower's achievement of a cumulative average Net Profit Margin for any fiscal six (6) month period commencing on or after August 25, 1997 of at least ten percent (10%), as demonstrated by Borrower's consolidated balance sheet for itself and its Consolidated Subsidiaries as at the end of such fiscal six (6) month period and the related consolidated statements of income, stockholders' equity and statement of cash flows for such fiscal six (6) month period, which statements are certified by a duly authorized officer of Borrower as being fairly stated in all material respects subject to year end adjustments, the facility fee shall be further reduced to the following rates:

                If Borrower's Consolidated Funded Debt to Consolidated Capital is less than .15 to 1.0: the facility fee shall be 15 basis points per annum;

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .15 to 1.0 but less than .25 to 1.0: the facility fee shall be 20 basis points per annum; and

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .25 to 1.0: the facility fee shall be 25 basis points per annum.

        For purposes of this Section 2.1(c), Borrower shall be required to furnish its fiscal six (6) month financial statements only for those periods as are necessary to demonstrate achievement of the Net Profit Margin tests specified in this Section."

                (c) Section 2.3(c) is amended to read as follows from and after the effective date of this Amendment:

                        "LIBOR Rate Loans. Revolving Loans which are LIBOR Rate Loans shall bear interest for each Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the LIBOR Rate determined for such Interest Period plus an amount (the "Applicable Margin") determined in accordance with following schedule. Said rates shall be calculated quarterly based on Borrower's performance for the immediately preceding fiscal quarter for which Borrower has provided information to the Agent regarding the calculation of the rate and shall be effective five (5) Business Days following the Agent's receipt of such financial statements and the officer's certificate required to be delivered in connection therewith pursuant to Section 6.1(a); provided that if Borrower shall not have timely delivered its financial statements in accordance with Section 6.1(a) (after giving effect to any grace period set forth in Section 7.1(c)), then commencing on the date upon which such financial statements should have been delivered and continuing until such financial statements are actually delivered, it shall be assumed for purposes of determining said rates that Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .25 to 1.0 (said calculations shall apply to existing as well as new LIBOR Rate Loans).

                If Borrower's Consolidated Funded Debt to Consolidated Capital is less than .15 to 1.0: the Applicable Margin shall be 85 basis points;

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .15 to 1.0 but less than .25 to 1.0: the Applicable Margin shall be 92.5 basis points; and

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .25 to 1.0: the Applicable Margin shall be 100 basis points;

        provided, that upon Borrower's achievement of a cumulative average Net Profit Margin for any fiscal six (6) month period commencing on or after August 25, 1997 of at least five percent (5%), as demonstrated by Borrower's consolidated balance sheet for itself and its Consolidated Subsidiaries as at the end of such fiscal six (6) month period and the related consolidated statements of income, stockholders' equity and statement of cash flows for such fiscal six (6) month period, which statements are certified by a duly authorized officer of Borrower as being fairly stated in all material respects subject to year end adjustments, the Applicable Margin shall be as follows:

                If Borrower's Consolidated Funded Debt to Consolidated Capital is less than .15 to 1.0: the Applicable Margin shall be 60 basis points;

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .15 to 1.0 but less than .25 to 1.0: the Applicable Margin shall be 67.5 basis points; and

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .25 to 1.0: the Applicable Margin shall be 75 basis points;

        provided, further, that upon Borrower's achievement of a cumulative average Net Profit Margin for any fiscal six (6) month period commencing on or after August 25, 1997 of at least ten percent (10%), as demonstrated by Borrower's consolidated balance sheet for itself and its Consolidated Subsidiaries as at the end of such fiscal six (6) month period and the related consolidated statements of income, stockholders' equity and statement of cash flows for such fiscal six (6) month period, which statements are certified by a duly authorized officer of Borrower as being fairly stated in all material respects subject to year end adjustments, the Applicable Margin shall be as follows:

                If Borrower's Consolidated Funded Debt to Consolidated Capital is less than .15 to 1.0: the Applicable Margin shall be 35 basis points;

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .15 to 1.0 but less than .25 to 1.0: the Applicable Margin shall be 42.5 basis points; and

                If Borrower's Consolidated Funded Debt to Consolidated Capital is equal to or greater than .25 to 1.0: the Applicable Margin shall be 50 basis points.

        For purposes of this Section 2.3(c), Borrower shall be required to furnish its fiscal six (6) month period financial statements only for those periods as are necessary to demonstrate achievement of the Net Profit Margin tests specified in this Section."

                (d)     Section 6.2(a) is amended to read as follows:

                        "Profitability. Permit, on a consolidated after-tax basis, (i) an aggregate net loss for the period beginning September 29, 1997 and ending March 31, 1998 of more than Twenty Million Dollars ($20,000,000); or (ii) a net loss in any two consecutive fiscal quarter periods commencing after December 28, 1997."

        3.      Conditions to Effectiveness.

                This Amendment shall become effective as of October 9, 1997 (the "Closing Date"), only upon:

                (i) receipt by the Agent from the Borrower of a fee equal to One Hundred Thousand Dollars ($100,000), to be distributed to the Banks on a pro rata basis in accordance with the respective Commitment
Percentage of each Bank;

                (ii) receipt by the Agent of the following (each of which shall be in form and substance satisfactory to the Agent and its counsel, with sufficient copies for each of the Banks): counterparts of this Amendment duly executed on behalf of the Borrower, the Agent, and the Majority Banks.

        4. Representations and Warranties. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants to the Agent and each Bank that the following statements are true, correct and complete as of the effective date of this Amendment:

                (a) Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). The Certificate of Incorporation and Bylaws of the Borrower have not been amended since the copies previously delivered to the Agent or Banks.

                (b) Authorization of Agreements. The execution and delivery of this Amendment and the performance by the Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

                (c) No Conflict. The execution and delivery by the Borrower of this Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower, or (iv) any material agreement or instrument binding on the Borrower.

                (d) Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                (e) Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

                (f) Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in
Section 5.1 of the Credit Agreement are correct on and as of the effective date of this Amendment as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date and except that Section 5.1(e) shall be deemed instead to refer to the last day of the most recent fiscal year and fiscal quarter for which financial statements have then been delivered).

                (g) Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

        5.      Miscellaneous.

                (a) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                        (i)     On and after the Closing Date, each
reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

                        (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                        (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any of the other Loan Documents.

                (b) Fees and Expenses. All reasonable and documented costs and expenses of the Agent, including, but not limited to, reasonable and documented attorneys' fees, incurred by the Agent in the preparation and implementation of this Amendment constitute costs and expenses in connection with the amendment and restructuring of the Loan Documents, and as such are payable by the Borrower in accordance with Section 9.5 of the Credit Agreement.

                (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                (d) Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                (e) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KOMAG, INCORPORATED


By:
Title:


BANKBOSTON, N.A.,
as the Agent and as a Bank


By:
Title:


COMERICA BANK - CALIFORNIA,
as a Bank

By:
Title:


STANDARD CHARTERED BANK,
as a Bank

By:
Title:

By:
Title:

BANQUE NATIONALE DE PARIS,
as a Bank

By:
Title:

By:
Title:


FLEET NATIONAL BANK,
as a Bank

By:
Title:


BANK OF MONTREAL, as a Bank

By:
Title:


THE BANK OF NOVA SCOTIA,
as a Bank


By:
Title:


UNION BANK OF CALIFORNIA, N.A.,
as a Bank

By:
Title: